May 21, 2025

BNY MELLON INVESTMENT FUNDS VI

BNY Mellon Balanced Opportunity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the fourth paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments is Martin Chambers, a position he has held since September 2023. Mr. Chambers is a credit research and derivatives analyst on the fixed-income team at NIM.

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The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

The fund's primary portfolio manager responsible for the portion of the fund's assets allocated to fixed-income investments is Martin Chambers, a position he has held since September 2023. Mr. Chambers is a credit research and derivatives analyst on the fixed-income team at NIM, where he has been employed since 2010.